ROWAN COMPANIES, INC. OFFSHORE RIG FLEET AND CONTRACT STATUS As of July 26, 2011

OFFSHORE RIGS							Contract Status
			Depth (feet)		Year in			Day Rate	Estimated
Name		Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Ultra Deepwater Drillships:
Drillship TBN/Hull 2560		GustoMSC 10,000	12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in mid 2014.
Drillship TBN/Hull 2559		GustoMSC 10,000	12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in late 2013.
Cantilever Jack-up Rigs:
Rowan EXL IV		S116-E	350	35,000	2012		Available			Rig is under construction and expected to be available in October 2011.
Joe Douglas		240-C	375	35,000	2012	Gulf of Mexico	McMoRan
Rig is under construction with delivery expected in Q4 2011. Received a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180's commencing early Q1 2012.

Rowan Norway	*	N-Class	400	35,000	2011	UK North Sea	Xcite Energy	Low 250s	June 2012
Rig was delivered in late June 2011.  Contract is for combined drilling and production operations with an initial term of 240 days followed by a one year priced option in the low $250s. Production fee of $1 per barrel of oil produced is also payable during the initial term. Customer was required to provide security for the initial term totaling $60 million and escrowed the final installment of $30 million in early July 2011. Rig is expected to commence operations in November 2011.

Rowan EXL III		S116-E	350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	May 2012
Rowan Stavanger	*	N-Class	400	35,000	2011	North Sea	Talisman Norway	Low 340s	December 2011	Rig is conducting accommodations work in the Norwegian sector of the North Sea.
								Mid 270s/ Low 350s	October 2012
Rig will drill three wells in the Norwegian sector of the North Sea at the higher day rate shown, and one well in the UK sector at the lower day rate shown. The combined duration for the four wells is expected to be 306 days commencing December 2011.

						Norway	Lundin	Mid 340s Mid 350s	August 2015 November 2016	Rig received a Letter of Award for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q2 2014. The Company may substitute a comparable rig depending on availability.
Rowan Viking	*	N-Class	400	35,000	2011	UK North Sea	Total UK	Low 220s	January 2013
Rowan EXL II		S116-E	350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014	Rig was idle for six days during the month of June 2011.
Rowan EXL I		S116-E	350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	September 2011
Ralph Coffman		240-C	375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	December 2011
Verbal commitment received from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180's extimated to commence Q1 2012 as transferred from Rowan Mississippi to Ralph Coffman.

J.P. Bussell		225-C	300	35,000	2008	Vietnam	Petronas Carigali	High 120s	May 2012
Rig is mobilizing to Singapore and expected to enter the shipyard in Q3 2011 for modifications/upgrades for Petronas on a 240 day term contract expected to commence in Q4 2011.  Rig was idle during the month of June 2011.

Rowan-Mississippi		240-C	375	35,000	2008	Middle East	Saudi Aramco	Low 220s	June 2014
Rig is in the shipyard in the GOM undergoing modifications/upgrades for Saudi Aramco and is expected to depart for the Middle East in Q3 2011 before commencing operations on three-year contract in Q4 2011.  Day rate may be subject to penalty of up to one half of the day rate for every day the rig is late beyond June 15, 2011.  Any such penalty would be recognized ratably over the balance of the primary contract term.  The contract includes a priced option for one additional year in the mid 190s.  The rig was idle for six days during the month of June 2011.

Hank Boswell		225-C	300	35,000	2006	Middle East	Saudi Aramco	High 120s	August 2014

Bob Keller		225-C	300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014
Scooter Yeargain		225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 180s	September 2011
								High 120s	September 2014	Rig is expected to commence three-year contract at indicated day rate in early September 2011.
Bob Palmer		224-C	550	35,000	2003	Middle East	Saudi Aramco	Mid 270s	June 2014
Rig is in Saudi waters undergoing final acceptance testing for Saudi Aramco before commencing operations on three-year contract in early August 2011.  The contract includes a priced option for one additional year in the mid 290s.  The rig was idle during the month of June 2011.

Rowan Gorilla VII		219-C	400	35,000	2002	UK North Sea	Apache	Low 180s	May 2012	The contract includes two (2) six-month options at mutually agreed rates with a cap of 120% of the current day rate.
Rowan Gorilla VI		219-C	400	35,000	2000	UK North Sea	BG	Low 200s	November 2012
								Low 220s	October 2013	The contract includes priced option for one well estimated for 300 days in the low 220s.
Rowan Gorilla V		219-C	400	35,000	1998	UK North Sea	Total	Low 180s	February 2012	The rig was idle for four days during the month of June 2011.
								Mid 200s	February 2013
Rowan Gorilla IV		200-C	450	35,000	1986	Mexico	PEMEX	Mid 100s	December 2011
Rowan Gorilla III		200-C	450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy	Low 130s	September 2012
Rig is in the shipyard in the GOM undergoing modifications/upgrades for Niko Resouces and is expected to depart for Trinidad in Q3 2011 and commence operations in September 2011.  Contract is for a firm term of eight wells with an expected duration of one year.  Customer has the option to extend the contract for up to nine additional wells with an expected duration of one year.  Wells spud in the second year of the contract attract a day rate in the low 130s.

Rowan Gorilla II		200-C	350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012
Rig is in the shipyard in the GOM undergoing modifications/upgrades for Petronas and is expected to depart for Southeast Asia in Q3 2011 before commencing operations on a one year contract in Q4 2011. Rig was idle during the month of June 2011.

Rowan-California		116-C	300	30,000	1983	Middle East	Total Qatar	Low 60s	December 2011
Rig commenced operations in late July 2011.  The contract includes two priced options with an expected duration of 30 days each at a day rate in the low 60s.  Rig was idle for eight days during the month of June 2011.

							Wintershall	Mid 70s		Customer has the right to exercise an option by early October 2011 for one well with an estimated duration of six months.
Cecil Provine		116-C	300	30,000	1982	Gulf of Mexico	Apache	Low 70s	October 2011
Gilbert Rowe		116-C	350	30,000	1981	Middle East	Available			Rig entered the shipyard in late July 2011 for approximately 9-12 month for inspections, general maintenance,and upgrades. Rig was idle for four days during the month of June 2011.
Arch Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig is expected to commence operations in November 2011. Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of June 2011.
Charles Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 80s	November 2014	Rig is expected to commence operations in November 2011. Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of June 2011.
Rowan-Paris		116-C	350	30,000	1980	Middle East	Maersk	Mid 70s	September 2011	Rig is expected to enter the shipyard in September 2011 for inspections, general maintenance, and upgrades for approximately 9-12 months.
Rowan-Middletown		116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 80s	November 2014	Rig is expected to commence operations in November 2011. Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of June 2011.
Conventional Jack-up Rigs:
Rowan-Juneau		116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of June 2011.
Rowan-Alaska		84	350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of June 2011.
Rowan-Louisiana		84	350	30,000	1975	Gulf of Mexico	McMoRan	Mid 50s	August 2011	Contract includes priced options for two wells. The first well is estimated for 200 days at a day rate in the low 70s and the second well is estimated for 200 days at a day rate in the low 80s.

"*" Denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold